UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2002

Commission file number 1-3295

MINERALS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1190717 (I.R.S. Employer Identification Number)
The Chrysler Building 405 Lexington Avenue New York, New York (address of principal executive office)	10174-1901 (Zip Code)

(212) 878-1800
(Registrant's telephone number including area code)

Item 5.         Other Events

        On August 14, 2002, Minerals Technologies Inc. filed a quarterly report on Form 10-Q for the quarter ended June 30, 2002. Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the quarterly report was accompanied by the attached certification.

(c)     Exhibits

          99     Certification accompanying quarterly report on Form 10-Q filed by Minerals Technologies Inc. on August 14, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINERALS TECHNOLOGIES INC.

By:	Neil M. Bardach
Neil M. Bardach
Vice President-Finance and
Chief Financial Officer; Treasurer
(principal financial officer)

Date: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99	Certification accompanying quarterly report on Form 10-Q filed by Minerals Technologies Inc. on August 14, 2002.